UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices) (Zip Code)

(866) 562-2580

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	JBI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On June 14, 2021, Janus International Group, Inc. issued a press release announcing its financial results for its first quarter ended March 27, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit are “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated June 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer